UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________________
FORM 8-K
_________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 30, 2025
________________________________________________________
QT IMAGING HOLDINGS, INC.
(Exact name of Registrant as Specified in Charter)
________________________________________________________

Delaware	001-40839	86-1728920
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation or Organization)	File Number)	Identification Number)

3 Hamilton Landing, Suite 160
Novato, CA 94949
(Address of principal executive offices, including Zip Code)
(650) 276-7040
(Registrant's telephone number, including area code)
________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement
On September 30, 2025, QT Imaging Holdings, Inc. (the “Company”) entered into a Securities Purchase Agreement, (the “Securities Purchase Agreement”), by and between the Company, on the one hand, and certain accredited investors and qualified institutional buyers, led by Sio Capital Management, LLC, on the other hand, (together, the “Purchasers”) for a private placement (the “Private Placement”) of securities. At the closing of the Private Placement, the Company will issue (i) 6,696,715 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”); (ii) Subscription Warrants (the “Subscription Warrants”) with a term of five years from the initial exercise date to purchase up to an additional 12,120,798 shares of Common Stock; and (iii) up to 5,424,083 pre‑funded warrants to purchase up to an additional 5,424,083 shares of Common Stock, exercisable any time after its issuance (the “Pre-Funded Warrant” and together with the Subscription Warrant, the “Warrants”, and the Warrants together with the Shares, the “Securities”) (all of such shares issuable upon exercise of the Warrants, the “Warrant Shares”).
The purchase price of each Share is $1.50 (the “Per Share Purchase Price”) and the purchase price for each Pre‑Funded Warrant is $1.4999 (the “Per Pre-Funded Warrant Purchase Price”). Both of these amounts are to be paid by the Purchasers at the closing of the Private Placement (the “Closing”) which is expected to occur on October 3, 2025. The aggregate gross proceeds to the Company from the Private Placement will be approximately $18,180,654.59, before deducting the offering expenses payable by the Company, which expenses consist solely of legal fees and the amounts provided for pursuant to the Placement Agency Agreement as described below. The Company intends to use the net proceeds from the offering for working capital purposes. In addition, the per share exercise price of each Subscription Warrant is $1.50 and the per share exercise price of each Pre-Funded Warrant is $0.0001.
Securities Purchase Agreement
The Securities Purchase Agreement contains customary representations, warranties, and covenants of the Company and the Purchasers, and customary closing conditions, indemnification rights, and other obligations of the parties. Under the Securities Purchase Agreement, the Company agreed to use the net proceeds from the sale of the Securities for working capital purposes and to not use such proceeds: (a) for the redemption of any Common Stock or Common Stock Equivalents (as such term is defined in the Securities Purchase Agreement), (b) for the satisfaction of any portion of the Company’s debt (other than repayment of $5 million of outstanding principal in accordance with the terms of the First Amendment to the Credit Agreement with Lynrock Lake Master Fund LP that it entered into on August 26, 2025 as disclosed in a Current Report on Form 8-K that the Company filed with the Securities and Exchange Commission (the “SEC”) on August 28, 2025, and payment of trade payables in the ordinary course of the Company’s business and prior practices), (c) for the settlement of any outstanding litigation or (d) in violation of the Foreign Corrupt Practices Act of 1977, as amended, or the regulations promulgated by the Office of Foreign Assets Control of the U.S. Treasury Department.
The Securities Purchase Agreement provided that within thirty (30) days of the Closing, the Company shall apply to list the Common Stock on any of the Nasdaq Capital Market, the Nasdaq Global Market, or the Nasdaq Global Select Market and shall include in such application all of the Shares and Warrant Shares and will take such other action as is necessary to cause all of the Shares and Warrant Shares to be listed thereon as promptly as possible.
The Securities Purchase Agreement is governed by the laws of the State of New York.
The foregoing summary of the Securities Purchase Agreement is qualified in its entirety by reference to the Securities Purchase Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1, and the terms of which are incorporated in this Current Report on Form 8-K by reference.
Subscription Warrant
The Subscription Warrants, when issued, will be exercisable for 12,120,798 shares of Common Stock at an exercise price of $1.50 per share, and be exercisable beginning 6 months after its issuance at the Closing and ending 5 years after such issuance. The Subscription Warrants will be exercisable solely for cash unless there is no effective registration statement registering, or the prospectus contained therein is not available for the issuance of the Warrant Shares to the holder of a Subscription Warrant that is exercising such Subscription Warrant, in which case such Subscription Warrant be may also be exercised, in whole or in part, at such time by means of a “cashless exercise” pursuant to such formula as is set forth in the Subscription Warrants.
The Company shall not effect any exercise of a Subscription Warrant, and a holder shall not have the right to exercise any portion of such Subscription Warrant, to the extent that after giving effect to such issuance after exercise, the holder (together with such holder’s affiliates, and any other persons acting as a group together with such holder or any of such holder’s affiliates, would beneficially own in excess of 4.99% or 9.99% (or such other amount as a holder may specify not to exceed 9.99%) of the shares of Common Stock outstanding immediately after giving effect to such exercise (the “Beneficial Ownership Limitation”).
The Subscription Warrants provide for standard adjustments for stock dividends, splits, combinations, reclassifications and similar events. In the event of a Fundamental Transaction (as such term is defined in the Subscription Warrant), then upon any subsequent exercise of a Subscription Warrant, the holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of such holder (without regard to any Beneficial Ownership Limitation on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which such Subscription Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any Beneficial Ownership Limitation on the exercise of this Warrant). For purposes of any such exercise, the determination of the exercise price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the exercise price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the holder of a Subscription Warrant shall be given the same choice as to the Alternate Consideration it receives upon any exercise of such Subscription Warrant following such Fundamental Transaction. Notwithstanding anything to the contrary, in the event of a Fundamental Transaction, the Company or any successor entity shall, at a holder’s option, exercisable at any time concurrently with, or within 30 days after, the consummation of the Fundamental Transaction (or, if later, the date of the public announcement of the applicable Fundamental Transaction), purchase the holder’s Subscription Warrant from such holder by paying to such holder an amount of cash equal to the Black Scholes value (as defined in the Subscription Warrant) of the remaining unexercised portion of the Subscription Warrant on the date of the consummation of such Fundamental Transaction; provided, however, that, if the Fundamental Transaction is not within the Company's control, including not approved by the Company's board of directors, such holder shall only be entitled to receive from the Company or any successor entity the same type or form of consideration (and in the same proportion), at the Black Scholes value of the unexercised portion of the Subscription Warrant, that is being offered and paid to the holders of Common Stock of the Company in connection with the Fundamental Transaction, whether that consideration be in the form of cash, stock or any combination thereof, or whether the holders of Common Stock are given the choice to receive from among alternative forms of consideration in connection with the Fundamental Transaction; provided, further, that if holders of Common Stock of the Company are not offered or paid any consideration in such Fundamental Transaction, such holders of Common Stock will be deemed to have received common stock of the successor entity in such Fundamental Transaction.
The foregoing summary of the Subscription Warrant is qualified in its entirety by reference to the form of Subscription Warrant, a copy of which is attached as Exhibit B-1 to Exhibit 10.1 filed with this Current Report on Form 8-K, the terms of which are incorporated in this Current Report on Form 8-K by reference.
Pre-Funded Warrant
The Pre-Funded Warrants will be exercisable for 5,424,083 shares of Common Stock at an exercise price of $0.0001 per share, and be exercisable any time after its issuance and will expire on the date it is exercised in full.
The foregoing summary of the Pre-Funded Warrant is qualified in its entirety by reference to the form of Pre-Funded Warrant, a copy of which is attached as Exhibit B-2 to Exhibit 10.1 filed with this Current Report on Form 8-K, the terms of which are incorporated in this Current Report on Form 8-K by reference.
Registration Rights Agreement
In connection with the Private Placement, the Company entered into a Registration Rights Agreement with the Purchasers, dated September 30, 2025 (the “Registration Rights Agreement”). The Registration Rights Agreement provides that the Company shall file a registration statement covering the resale of all Registrable Securities (as defined in the Registration Rights Agreement) with the SEC no later than the 30th calendar day following the date of the Registration Rights Agreement, and have the registration statement declared effective by the SEC as promptly as practicable after the filing thereof, but in any event no later than the 90th calendar day following the date of the Registration Rights Agreement, or in the event of a “full review” by the SEC, the 120th day following the date of the Registration Rights Agreement.

Upon the occurrence of any Event (as defined in the Registration Rights Agreement), which, among others, prohibits the Purchasers from reselling the Securities for more than ten consecutive calendar days or more than an aggregate of twenty calendar days during any twelve-month period, the Company is obligated to pay to the Purchasers, on each monthly anniversary of each such Event, an amount in cash, as partial liquidated damages and not as a penalty, equal to the product of 1% multiplied by the aggregate subscription amount paid by the Purchaser pursuant to the Securities Purchase Agreement.
All fees and expenses incident to the performance of or compliance with the Registration Rights Agreement by the Company will be borne by the Company, whether or not any Shares or Warrant Shares are sold pursuant to a registration statement.
The foregoing summary of the Registration Rights Agreement is qualified in its entirety by reference to the form of Registration Rights Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.2, the terms of which are incorporated in this Current Report on Form 8-K by reference.
Placement Agency Agreement
The Company also entered into a Placement Agency Agreement (the “Placement Agency Agreement”) with Ladenburg Thalmann & Co. Inc. (the “Placement Agent”), dated September 30, 2025, pursuant to which the Placement Agent will act as the exclusive placement agent for the Company in connection with the Private Placement, with all funds to be held in a designated escrow account pursuant to an escrow agreement. The Company agreed to pay the Placement Agent a 6.0% cash fee of the gross proceeds received by the Company in the Private Placement, as set forth in the Placement Agency Agreement, provided however, that no cash fee shall be due to the Placement Agent for investments set forth in Schedule A to the Placement Agency Agreement. In addition, the Company agreed to reimburse the Placement Agent for up to $100,000 of its fees and expenses in connection with the Private Placement.
The foregoing summary of the Placement Agency Agreement is qualified in its entirety by reference to the form of Placement Agency Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.3, the terms of which are incorporated in this Current Report on Form 8-K by reference.

Item 3.02    Unregistered Sales of Equity Securities.
The information contained above in Item 1.01 related to the Securities is hereby incorporated by reference into this Item 3.02. The Securities are being sold without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as a transaction not involving a public offering and Rule 506(b) of Regulation D promulgated under the Securities Act as sales to accredited investors and in reliance on similar exemptions under applicable state laws.

Item 8.01    Other Events
On October 1, 2025, the Company issued a press release announcing the pricing of the Private Placement. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of U.S. federal securities laws. Such forward-looking statements include, but are not limited to, statements regarding the closing of the Private Placement, the intended use of proceeds from the Private Placement, the filing of a registration statement covering the resale of the Securities, and the Company’s expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding its future business plans. Any statements contained herein that are not statements of historical fact may be deemed to be forward looking statements. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this Current Report on Form 8-K are based on certain assumptions and analyses (whether or not identified herein) made by the management of the Company in light of their respective experience and perception of historical trends, current conditions, and expected future developments and their potential effects on the Company as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting the Company will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including the ability of the Company to sell and deploy the QT Imaging Breast Acoustic CT™ Scanner; the ability to extend product offerings into new areas or products; the ability to commercialize technology; unexpected occurrences that deter the full documentation and “bring to market” plan for products; trends and fluctuations in the industry; changes in demand and purchasing volume of customers; unpredictability of suppliers; the ability to attract and retain qualified personnel and the ability to move product sales to production levels; changes in domestic and foreign business, market, financial, political, and legal conditions; the uncertainty of projected financial information; delays caused by factors outside of our control; changes in our ability to successfully receive purchase orders and generate revenue under our existing contracts with partners and distributors; our ability to realize the benefits of the strategic partnerships; the identified material weakness in our internal controls over financial reporting (including the timeline to remediate the material weakness); the rollout of the business and the timing of expected business milestones; the effects of competition on our future business; our ability to obtain and access financing in the future; our ability to pay our debt obligations as they come due; and those factors discussed in the Company’s reports and other documents filed with the SEC, including under the heading “Risk Factors.” If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know or that the Company currently believes are immaterial which could also cause actual results to differ from those contained in the forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws.

Item 9.01    Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Item

10.1*	Securities Purchase Agreement, dated September 30, 2025, by and between QT Imaging Holdings, Inc. and the Purchasers.

10.2	Registration Rights Agreement, dated September 30, 2025, by and between QT Imaging Holdings, Inc. and the Purchasers.

10.3*	Placement Agency Agreement, dated September 30, 2025, by and between QT Imaging Holdings, Inc. and Ladenburg Thalmann & Co. Inc.

99.1	Press release dated October 1, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain portions of this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(10)(iv) because such portions are not material and are the type of information that the Company treats as private or confidential. The Company agrees to furnish supplementally an unredacted copy of the exhibit, or any section thereof, to the SEC upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	October 1, 2025
		By:	/s/ Dr. Raluca Dinu
		Name:	Dr. Raluca Dinu
		Title:	Chief Executive Officer